UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 17, 2009

_________________

IRWIN FINANCIAL CORPORATION
(Exact Name of Registrant as Specified in its Charter)

INDIANA (State or Other Jurisdiction of Incorporation)	0-6835 (Commission File Number)	35-1286807 (I.R.S. Employer Identification No.)

500 Washington Street

Columbus, Indiana 47201

(Address of Principal Executive Offices and Zip Code)

Registrant's telephone number, including area code: (812) 376-1909

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 8.01. Other Events.

Irwin Union Bank, F.S.B. ("IUBFSB"), which is the federal savings bank subsidiary of Irwin Financial Corporation, has consented to the appointment by the Office of Thrift Supervision ("OTS") of a conservator or receiver of IUBFSB should the OTS determine to make such an appointment.

Item 9.01. Financial Statements and Exhibits.

     d.) Exhibits

Exhibit No.	Description
10.1	Agreement and Consent by Irwin Union Bank, F.S.B. to the Appointment of a Conservator or Receiver by the Office of Thrift Supervision

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRWIN FINANCIAL CORPORATION (Registrant)

Date: September 18, 2009	By: /s/ Gregory F. Ehlinger __________________________________________
GREGORY F. EHLINGER Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Agreement and Consent by Irwin Union Bank, F.S.B. to the Appointment of a Conservator or Receiver by the Office of Thrift Supervision